                                                                   EXHIBIT 3.180

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE
                     CRAWFORD F. PARKER, Secretary of State

To Whom These Presents Come, Greeting:

         Whereas, there have been presented to me at this office Articles of Incorporation in triplicate for YANKEETOWN DOCK CORPORATION showing capital stock as follows:

         1,000 SHARES WITHOUT PAR VALUE

Said Articles of Incorporation having been prepared and signed in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemental thereto.

         Whereas, upon due examination, I find that they conform to law:

         Now, therefore, I hereby certify that I have this day endorsed my approval upon the triplicate copies of Articles so presented, and, having received the fees required by law, in the sum of $11,50 have filed one copy of the Articles in this office and returned two copies bearing the endorsement of my approval to the incorporators, or their representatives.

                                    In Witness Whereof, I have hereunto set my
                                    hand and affixed the seal of the State of
                                    Indiana, at the city of Indianapolis, this
                                    29th day of April, 1953.
        [SEAL]
                                    ___________________________________________
                                      CRAWFORD F. PARKER, Secretary of State

                                    By ________________________________________
                                                PAUL CYR, Deputy

                                    Corporate Form No. 1 (Mar 50)--Page One
                                    ARTICLES OF INCORPORATION

                                    Prescribed by the Secretary of State of
                                    Indiana For Use with Special
                                    Instructions No. 1
                                    Use White Paper--Size 8x10 1/2 Inches

                                    Filing Requirements--Present 3 Executed
                                      Copies to Secretary of State

                                    Recording Requirements--Record 1 of such 3
                                      Executed Copies, as Approved and Returned by Secretary of State, with Recorder of County where Principal Office is Located.

                            ARTICLES OF INCORPORATION

                                       OF

                           YANKEETOWN DOCK CORPORATION

                  The undersigned incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), execute the following Articles of Incorporation.

                                    ARTICLE I

                                      Name

                  The name of the Corporation is YANKEETOWN DOCK CORPORATION.

                                   ARTICLE II

                                    Purposes

                  The purposes for which the Corporation is formed are:

                  To carry on and conduct the general business of mining in all of its branches; to search for, prospect and explore for ores, metals, minerals and mineral substances and products of all kinds, (including but not limited to coal, oil, petroleum, gas, clay and stone); to carry on and conduct general mining operations with respect thereto for the recovery of any such ores, metals or mineral substances or products; to mine and recover the same; to carry on the business of milling, concentrating, treating, converting, preparing for market and otherwise producing and dealing in and with any such ores, metals, minerals and mineral substances

                                                                      Page One-A

         and products, and the by-products and end-products thereof, of every kind and description and by whatsoever process the same can or may now or hereafter be produced; to buy, sell, exchange, lease, acquire and generally deal in and with mines, mineral rights, mineral properties and mining claims and licenses, and to conduct all business appertaining thereto; to carry on any such business or activities either as principal or agent;

                  To construct, maintain and operate a dock or docks on the Ohio River near Yankeetown, Indiana with complete facilities for loading coal and other commodities into barges and with industrial or mine tracks or spurs connecting such dock or docks and loading facilities with mining areas or coal mines which are now or may be hereafter owned, operated or controlled by shareholders of the Corporation, together with all necessary engines, freight cars and other equipment, structures and transportation facilities, so as to provide for such mines by private contracts only with the Corporation means for delivering coal from such mines into barges at the said dock or docks and for hauling materials and supplies to and from the said mines; provided that the Corporation is not formed for the purpose of conducting, and shall not conduct, a railroad business;

                  To acquire, own, hold, use, lease, mortgage, pledge, sell, convey or otherwise dispose of property, real and personal, tangible or intangible; and to exercise all of the other general powers provided for in Part II, Article 1, Sec. 3 of "The Indiana General Corporation Act", and, in connection with any business of the Corporation, to do and perform everything necessary, suitable, convenient or expedient in furtherance thereof or incidental thereto.

                                   ARTICLE III

                                Term of Existence

                  The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV

                       Principal Office and Resident Agent

         The post-office address of the principal office of the Corporation is 105 South Meridian Street, Indianapolis 4, Indiana; and the name and post-office address of its Resident Agent in charge of such office is James W. Morgan, 105 South Meridian Street, Indianapolis 4, Indiana.

                                    ARTICLE V

                            Amount of Capital Stock

         The total number of shares into which the authorized capital stock of the Corporation is divided is 1,000 shares consisting of no shares with par value ________________per share, and 1,000 shares without par value.

                                   ARTICLE VI

                             Terms of Capital Stock

         The shares are not to be divided into classes. All of the shares are common stock and have equal voting rights and powers.

                                   ARTICLE VII

                         Voting Rights of Capital Stock

         The shares are not to be divided into classes. All of the shares are common stock and have equal voting rights and powers.

                                  ARTICLE VIII

                                 Paid-in Capital

         The amount of paid-in capital, with which the Corporation is beginning business, is $1,000.00.

                                   ARTICLE IX

                            Data Respecting Directors

         Section 1. Number. The maximum number of directors shall be seven; the exact number of directors may from time to time be specified by the by-laws at not less than three nor more than seven. Whenever the by-laws do not specify the number of directors, the number shall be seven.

         Section 2. Qualifications. Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States.

                                   ARTICLE X

                        Further Data Respecting Directors

         Section 1. Names and Post-Office Addresses. The names and post-office addresses of the first Board of Directors of the Corporation are as follows:

      Name                 Number and Street or Building         City         Zone      State
----------------------     -----------------------------      ------------    ----     -------
Pierre F. Goodrich,           709  Electric Building,         Indianapolis     4,      Indiana
James W. Morgan,              105  South Meridian St.,        Indianapolis     4,      Indiana
Albert M. Campbell,           709  Electric Building,         Indianapolis     4,      Indiana
Harold D. Wright,               8  South Michigan Ave.,       Chicago          3,      Illinois
Robert K. Beacham,            105  South Meridian St.,        Indianapolis     4,      Indiana
Howard E. Lohmann,            105  South Meridian St.,        Indianapolis     4,      Indiana
Walter D. Waldschmidt,        105  South Meridian St.,        Indianapolis     4,      Indiana

         Section 2. Citizenship. All of such Directors are citizens of the United States.

                                     Corporate Form No. 1 (Mar. 1950)--Page Four

                                   ARTICLE XI

                          Data Respecting Incorporators

         Section 1. Names and Post-Office Addresses. The names and post-office addresses of the incorporators of the Corporation are as follows:

       Name               Number and Street or Building       City        Zone      State
----------------------    -----------------------------    ------------   ----     -------
James W. Morgan,           105 South Meridian Street,      Indianapolis    4,      Indiana
Albert M. Campbell,        709 Electric Building,          Indianapolis    4,      Indiana
Walter D. Waldschmidt,     105 South Meridian Street,      Indianapolis    4,      Indiana

         Section 2. Age and Citizenship. All of such incorporators are of lawful age; and all of such incorporators are citizens of the United States.

         Section 3. Compliance with Provisions of Sections 15 and 16 of the Act. The undersigned incorporators hereby certify that the person or persons intending to form the Corporation first caused lists for subscriptions to the shares of the capital stock of the Corporation to be opened at such time and place as he or they determined; when such subscriptions had been obtained in an amount not less than $1,000, such person or persons, or a majority of them, called a meeting of such subscribers for the purpose of designating the incorporators and of electing the first Board of Directors; the incorporators so designated are those named in Section 1 of this Article; and the Directors so elected are those named in Section 1 of Article X.

                                     ARTICLE XII

                Provisions for Regulation of Business and Conduct
                            of Affairs of Corporation

         1. The affirmative vote of the holders of at least 80% of all of the shares of the capital stock of the Corporation then outstanding and entitled to vote (or such greater percentage as may be required by law), cast at a meeting of shareholders called for the purpose of considering and voting upon any of the following proposals, shall be required for the adoption or approval thereof, and unless any such proposal shall be so adopted or approved, the Corporation shall not be empowered to proceed with or take any action with respect to any such proposal:

                                                                     Page Four-A

                  (a) Any proposal to amend the articles of incorporation in any respect;

                  (b) Any proposal to amend the by-laws of the Corporation as originally adopted by the shareholders;

                  (c) Any proposal for the merger of the Corporation into any other corporation, or for the consolidation of the Corporation into a new corporation, or for the adoption by the shareholders of any proposed agreement of merger or consolidation;

                  (d) Any proposal for the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all the fixed assets of the Corporation, for the purpose of terminating and winding up, or changing the nature of its business (such transactions being referred to in Sections 39, 40a, 41 and 73a of "The Indiana General Corporation Act" as a "Special Corporate Transaction");

                      Provided, however, that the foregoing sub-division (d) shall be deemed to apply only to such "Special Corporate Transaction" and not to any other sale, lease, exchange, mortgage, pledge or other disposition of any part of the fixed assets of the Corporation in the regular course of the business of the Corporation; and any other sale, lease, exchange, mortgage, pledge or other disposition of any part of the fixed assets of the Corporation, made in the course of the ordinary business of the Corporation, may be made when authorized by the Board of Directors of the Corporation;

                  (e) Any proposal for the voluntary dissolution of the Corporation;

                  (f) Any proposal for the reduction or redemption of the outstanding capital stock of the Corporation.

         2. If the articles of incorporation shall be duly amended by the required vote of shareholders as hereinbefore provided, so as to increase the authorized number of shares of the capital stock of the Corporation, common or preferred, and any such additional shares shall thereupon be offered for sale or subscription, the holders of record of all of the shares of stock of the Corporation then issued and outstanding shall have the prior and preemptive right

                                                                     Page Four-B

to purchase the same pro rata, for cash, at the price fixed and determined by the Board of Directors (or by the amended articles of incorporation authorizing such shares) before any such shares shall be offered for subscription or purchase by others than the holders of the then outstanding shares; provided only that the Board of Directors may fix the time within which such preemptive rights shall be exercised, not less than ten days after mailing to each shareholder of record on the effective date of the amendment of said articles of incorporation a notice that such preemptive rights are available and may be exercised.

         3. The exclusive power to make, alter, amend or repeal the by-laws of the Corporation is hereby vested in the shareholders.

         4. In all elections of directors, every shareholder shall have the right to multiply the number of shares he may be entitled to vote by the number of directors to be elected, and the product shall represent the number of votes he may cast at such election, and he may cast all such votes represented by such product for one candidate or distribute them among two or more candidates.

         5. The Corporation may enter into contracts or transact business with one or more of its directors, or any corporation in which its directors are shareholders, directors or officers; such contract or transaction shall not be invalidated or affected by the fact that such director or directors have or may have interests therein which are or might be adverse to the interests of the Corporation, and no director having such interests adverse to the Corporation shall be liable to the Corporation or to any shareholder or creditor thereof or to any other person for any loss incurred by reason thereof, nor shall such director be accountable for any gains; provided that such contract or transaction at the time it was entered into shall have been reasonable and upon terms that were fair at the time, and that full disclosure of all of the relevant facts, including the interests of such director, shall have been made to the Board of Directors before any vote is taken on any such proposition.

         6. Any meeting of the shareholders or directors of the Corporation, whether annual, regular or special, may be held either within or without the State of Indiana, and if held within the State of Indiana, need not be held at the principal office of the Corporation.

                                                                     Page Four-C

         7. Each director and officer shall be indemnified by the Corporation against expenses reasonably incurred by him (including but not limited to, counsel fees and settlements out of court in amounts approved by the Board of Directors, but not including any case where in the opinion of counsel for the Corporation the directors and officers affected are liable) in connection with any action, suit or proceeding to which he may be a party by reason of his being or having been a director or officer of the Corporation (whether or not he continues to be a director or officer at the time of incurring such expense), except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable or to have been derelict in the performance of his duty as such director or officer. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law.

                                       Corporate Form No.1(Mar. 1950)--Page Fire

         IN WITNESS WHEREOF, the undersigned, being all of the incorporators designated in Article XI, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 29th day of April 1953.

                                       /s/ James W. Morgan
                                       --------------------
                                       (Written Signature)

                                         James W. Morgan
                                         ---------------
                                       (Printed Signature)

                                       /s/ Albert M. Campbell
                                       ----------------------
                                       (Written Signature)

                                        Albert M. Campbell
                                        ------------------
                                       (Printed Signature)

                                       /s/ Walter D. Waldschmidt
                                       -------------------------
                                        (Written Signature)

                                       Walter D. Waldschmidt
                                       ---------------------
                                         (Printed Signature)

STATE OF INDIANA
COUNTY OF        SS:

         I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that James
W. Morgan, Albert M. Campbell and Walter D. Waldschmidt being all of the incorporators referred to in Article XI of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 29th day of April 1953

                                                          /s/ Garnet Melton
                                                          ----------------------
                                                           (Written signature)

                                                              Garnet Melton
                                                          ----------------------
                                                           (Printed Signature)

                                                          Notary Public
My commission expires

     7-14-56

Form No. 26

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                               Secretary of State

                               CRAWFORD F. PARKER

To Whom These Presents Come, Greeting:

         WHEREAS, Amended Articles of Incorporation of

                           YANKEETOWN DOCK CORPORATION

superseding and taking the place of the heretofore existing Articles of Incorporation, have been submitted to this office for filing,

         Said Amended Articles of Incorporation having been prepared and signed in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemental thereto.

         WHEREAS, upon due examination, I find that they conform to law:

         NOW, THEREFORE, I hereby certify that I have this day endorsed my approval upon the triplicate copies of Amended Articles so presented, and, having received the fees required by law, in the sum of $306.50 have filed one copy of the Amended Articles in this office.

 [SEAL]

In Witness Whereof, I have hereunto set my band ana affixed the seal of the State of Indiana, at the city of Indianapolis, this 14th day of September, 1953

By /s/ Crawford F. Parker Secretary of State.
   ----------------------

By /s/ Paul Cyr            Deputy
   ------------

                           Corporate Form No. 6 ( , 1950)--Page one

                           AMENDED ARTICLES (Completely superseding existing
                               Articles)

                           Prescribed by the Secretary of State of Indiana For Use with Special Instructions No. 6
                           Use White Paper--Size 8 x 10 1/2 Inches

                           Filling Requirements--Present 3 Executed Copies to
                               Secretary of State

                           Recording Requirements--Before Exercising any
                               Authority under Amendment, Record 1 of such 3 Executed Copies, as Approved and Returned by Secretary of State, with Recorder of County where Principal Office is Located.

                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                           YANKEETOWN DOCK CORPORATION

         The undersigned officers of YANKEETOWN DOCK CORPORATION (hereinafter referred to as the "Corporation"), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating certain amendments of its Articles of Incorporation by the adoption of new Amended Articles of Incorporation to supersede and take the place of its heretofore existing Articles of Incorporation, certify the following facts:

                                  SUBDIVISION A

                                AMENDED ARTICLES

                         1. Text of the Amended Articles

         The exact text of the entire Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amended Articles"), now is as follows:

                                    ARTICLE I

                                      Name

         The name of the Corporation is YANKEETOWN DOCK CORPORATION.

                                                                     Page One-A

                                   ARTICLE II

                                    Purposes

         The purposes for which the Corporation is formed are:

         To carry on and conduct the general business of mining in all of its branches; to search for, prospect and explore for ores, metals, minerals and mineral substances and products of all kinds, (including but not limited to coal, oil, petroleum, gas, clay and stone); to carry on and conduct general mining operations with respect thereto for the recovery of any such ores, metals or mineral substances or products; to mine and recover the same; to carry on the business of milling, concentrating, treating, converting, preparing for market and otherwise producing and dealing in and with any such ores, metals, minerals and mineral substances and products, and the by-products and end-products thereof, of every kind and description and by whatsoever process the same can or may now or hereafter be produced; to buy, sell, exchange, lease, acquire, and generally deal in and with mines, mineral rights, mineral properties and mining claims and licenses, and to conduct all business appertaining thereto; to carry on any such business or activities either as principal or agent;

         To construct, maintain and operate a dock or docks on the Ohio River near Yankeetown, Indiana with complete facilities for loading coal and other commodities into barges and with industrial or mine tracks or spurs connecting such dock or docks and loading facilities with mining areas or coal mines which are now or may be hereafter owned, operated or controlled by holders of the common stock of the Corporation (or by their successors or assigns, or successors to their interest, by operation of law, in said mining areas or coal mines), together with all necessary engines, freight cars and other equipment, structures and transportation facilities, so as to provide for such mines by private contracts only with the Corporation means for delivering coal from such mines into barges at the said dock or docks and for hauling materials and supplies to and from the said mines; provided that the Corporation is not formed for the purpose of conducting, and shall not conduct, a railroad business;

         To acquire, own, hold, use, lease, mortgage, pledge, sell, convey or otherwise dispose of property, real and

                                                                      Page One-B

personal, tangible or intangible; and to exercise all of the other general powers provided for in Part II, Article 1, Sec. 3 of "The Indiana General Corporation Act", and, in connection with any business of the Corporation, to do and perform everything necessary, suitable, convenient, or expedient in furtherance thereof or incidental thereto.

                                   ARTICLE III

                               Term of Existence

         The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV

                       Principal Office and Resident Agent

         The post-office address of the principal office of the Corporation is 105 South Meridian Street, Indianapolis 25 Indiana; and the name and post-office address of its Resident Agent in charge of such office is James W. Morgan, 105 South Meridian Street, Indianapolis Indianapolis 25 Indiana.

                                   ARTICLE V

                             Amount of Capital Stock

         The total number of shares into which the authorized capital stock of the Corporation is divided is 31,000 shares consisting of 30,000 shares with the par Value of $100 per share, and 1,000 shares without par value.

                                                                      Page One-C

                                   ARTICLE VI

                             Terms of Capital Stock

         The total number of shares of authorized capital stock of the Corporation is divided into two classes, as follows:

                       30,000 shares are preferred stock with a par value
                                     of $100 a share, and
                       1,000 shares are common stock without par value.

         The relative rights, preferences, limitations and restrictions of each class of stock are as follows:

         The holders of shares of the preferred stock shall be entitled to receive, in each fiscal year, out of the "net earnings available for dividends" (as hereinafter defined) of the Corporation during the preceding fiscal year, when and as declared by the Board of Directors and before any dividend or other distribution shall be made to the holders of shares of the common stock, an annual dividend determined and computed as follows:

         The term "fiscal year" means the period commencing on the first day of July and terminating on the thirtieth day of June in each year (except that the first fiscal year shall be the period commencing upon the date of organization and terminating on June 30, 1954).

         The term "net earnings available for dividends" means the gross income of the Corporation after deducting all expenses of operations (including depreciation), as determined by accepted principles of accounting, less such sums, if any, as the Board of Directors, by the unanimous vote of all Directors then in office, shall determine, in their discretion, that it is advisable for the Corporation to retain and set apart in order to provide for working capital, or to meet contingencies, or to equalize dividends, or for such other purposes as the Directors shall deem to be conducive to the best interests of the Corporation.

         Within ninety days after the close of each fiscal year, the Directors shall determine the "net earnings available for dividends", as above defined, for the preceding fiscal year and shall declare the dividend payable therefrom to the holders of shares of the preferred stock. The said

                                                                      Page One-D

dividend shall be declared at the rate of Six Dollars ($6.00) a share and no more, if such net earnings for such fiscal year are sufficient to pay a dividend at such rate (sometimes hereinafter referred to as the "fixed rate"); or if such net earnings are not sufficient in any year to pay the dividend at the said fixed rate, then the dividend shall be declared at such rate as shall be equal to the "net earnings available for dividends" for such fiscal year, and shall be payable pro rata on all of the shares of preferred stock then outstanding.

         The said dividend, at the fixed rate or at a lesser rate as aforesaid, shall be payable to holders of the preferred stock of record as of the close of the said fiscal year, and shall be payable upon the date fixed by the Board of Directors, which date shall be not later than one hundred and twenty (120) days after the close of said fiscal year; provided, however, that the dividend payable upon shares of the preferred stock, as aforesaid, shall not be cumulative, so that if in any fiscal year less than the fixed rate shall have been paid (or if no such dividend shall have been paid), the holders of the preferred stock shall not be entitled to demand or receive in any future fiscal year, or from the net earnings in any fiscal year, any further dividend or payment representing the difference between the fixed rate and the amount actually paid as a dividend in any fiscal year.

         If any shares of the preferred stock are issued within any fiscal year, then the first dividend payable upon such shares shall be such proportion of the annual dividend, determined and computed as aforesaid, as the full number of months since the date of issuance of such shares shall bear to the number of months in the said fiscal year.

         In case of liquidation or dissolution of the Corporation, either voluntary or involuntary, or otherwise upon any distribution of the capital assets of the Corporation, the holders of shares of the preferred stock shall be entitled to receive One Hundred ($100) Dollars a share, and no more, before any distribution or payment shall be made upon, or to the holders of, shares of the common stock; and after such payment to the holders of shares of the preferred stock, they shall be entitled to no further share in the assets of the Corporation, but any balance of such assets shall be distributed exclusively among the holders of shares of the common stock.

                                                                      Page One-E

         The holders of shares of the preferred stock shall have no voting power, either for the election of directors or upon any proposal that may be submitted to the vote of shareholders, except as otherwise specifically provided for in The Indiana General Corporation Act, the exclusive voting power, except as aforesaid, being vested exclusively in the holders of shares of the common stock.

         The Corporation reserves and shall have the right at any time and from time to time, to redeem, and call for redemption, all or any part of the shares of preferred stock then outstanding, upon payment to the holders of the shares of preferred stock called for redemption of the sum of One Hundred ($100) Dollars a share (hereinafter referred to as the "redemption price"), upon giving to the holders of the shares of the preferred stock so called for redemption, written notice, (mailed to such holders of shares of preferred stock, addressed to them at their addresses as they shall appear upon the stock register of the Corporation) of its intention to redeem the shares designated in such notice, at the time and place therein designated; and advising the holders of the said shares of the preferred stock to present the certificate therefor, duly endorsed, and surrender the same to the Corporation, at the time and place so designated, as against payment of the redemption price.

         If less than all of the shares of the preferred stock shall be called for redemption at any time, such shares of preferred stock shall be called and redeemed pro rata among all of the holders of shares of the preferred stock.

         The said redemption price of One Hundred ($100) Dollars a share shall be paid upon presentation of and surrender to the Corporation of the certificates representing the shares of the preferred stock so called for redemption, properly endorsed. Shares of preferred stock which have been redeemed shall not be re-issued.

         If any shares of the preferred stock which have been called for redemption are not so presented and surrendered at the time and place fixed in said notice, the holders thereof shall not be entitled to receive any dividends thereafter declared upon, or payable to the holders of, shares of the preferred stock, nor shall they have any further rights as holders of the said shares of the preferred stock, except the right to receive the said redemption price of One Hundred ($100) Dollars a share, without interest, upon presentation of and cancellation of the certificates for the shares called

                                                                      Page One-F

for redemption as aforesaid.

         The Corporation undertakes that so long as any shares of the preferred stock are outstanding it will apply in each fiscal year toward the redemption of shares of the preferred stock, at the said redemption price of One Hundred ($100) Dollars a share, the amount determined by the Board of Directors, in the manner hereinafter set forth, to be available for the purposes of redemption of shares of the preferred stock:

         Within ninety days after the close of each fiscal year the Board will determine the amount of the "net working capital" of the Corporation, meaning thereby the current assets of the Corporation less all liabilities of every kind and nature.

         If at any time the net working capital of the Corporation, determined and computed as aforesaid as at the close of the fiscal year shall exceed the sum of Two Hundred and Fifty Thousand ($250,000) Dollars then (except as hereinafter provided) the excess over the said sum of $250,000 shall be applied by the Corporation, within one hundred and twenty days after the close of the said fiscal year, toward the redemption of the number of shares of the preferred stock which the amount of such excess will suffice to redeem, at the redemption price of One Hundred ($100) Dollars a share; and thereupon the Corporation shall proceed to call for redemption and redeem such number of shares of the preferred stock, pro rata among all of the holders of shares of the preferred stock, in the manner hereinabove set forth, by giving notice of redemption to the holders of the shares of preferred stock so called for redemption, and by making payment of the redemption price upon presentation of and surrender to the Corporation of the certificates representing the shares of the preferred stock so called for redemption, properly endorsed; provided, however, that the Corporation reserves the right at any time to retain and set apart, from the funds which would otherwise be deemed to be available for the redemption of the preferred stock as aforesaid, and to reduce the amount otherwise available for such redemption by such sum or sums as the Board of Directors, by the unanimous vote of all directors then in office, shall determine in their discretion to be advisable to meet contingencies, to provide for capital expenditures, or for such other purposes as the directors shall deem to be conducive to the best interests of the Corporation.

                                                                      Page One-G

                                    ARTICLES VII

                         Voting Rights of Capital Stock

         The holders of shares of the preferred stock shall have no voting power, either for the election of directors or upon any proposal that may be submitted to the vote of shareholders, except as otherwise specifically provided for in The Indiana General Corporation Act, the exclusive voting power, except as aforesaid, being vested exclusively in the holders of shares of the common stock.

         In all elections of directors, every holder of the common stock shall have the right to multiply the number of shares he may be entitled to vote by the number of directors to be elected, and the product shall represent the number of votes he may cast at such election, and he may cast all such votes represented by such product for one candidate or distribute them among two or more candidates.

                                  ARTICLE VIII

                                 Paid-in Capital

         The amount of paid-in capital, with which the Corporation is beginning business, is $1,000.00.

                                   ARTICLE IX

                            Data Respecting Directors

Section 1. Number. The maximum number of directors shall be seven; the exact number of directors may from time to time be specified by the by-laws at not less than three nor more than seven. Whenever the by-laws do not specify the number of directors, the number shall be seven.

Section 2. Qualifications Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States.

                                                                      Page One-H

                                    ARTICLE X

                       Further Data Respecting Directors

Section 1. Names and Post-Office Addresses. The names and post-office addresses of the first Board of Directors of the Corporation are as follows:

      Name                Number and Street or Building        City       Zone     State
------------------        -----------------------------     -----------   ----    --------
Pierre F. Goodrich,         709 Electric Building,          Indianapolis    6,    Indiana
James W. Morgan,            105 South Meridian St.,         Indianapolis   25,    Indiana
Albert M. Campbell,         709 Electric Building,          Indianapolis    6,    Indiana
Harold D. Wright,             8 South Michigan Ave.,             Chicago    3,    Illinois
Robert K. Beacham,          105 South Meridian St.,         Indianapolis   25,    Indiana
Howard E. Lohmann,          105 South Meridian St.          Indianapolis   25,    Indiana
Walter D. Waldschmidt,      105 South Meridian St.          Indianapolis   25,    Indiana

Section 2. Citizenship. All of such Directors are citizens of the United States.

                                   ARTICLE XI

                          Data Respecting Incorporators

Section 1. Names and Post-Office Addresses. The names and post-office addresses of the incorporators of the Corporation are as follows:

      Name                Number and Street or Building         City        Zone    State
----------------------    -----------------------------     ------------    ----   -------
James W. Morgan,           105 South Meridian Street,       Indianapolis,    25,   Indiana
Albert M. Campbell,        709 Electric Building,           Indianapolis,     6,   Indiana
Walter D. Waldschmidt,     105 South Meridian Street,       Indianapolis,    25,   Indiana

Section 2. Age and Citizenship All of such incorporators are of lawful age; and all of such incorporators are citizens of the United States.

                                                                      Page One-I

Section 3. Compliance with Provisions of Sections 15 and 16 of the Act. The undersigned incorporators hereby certify that the person or persons intending to form the Corporation first caused lists for subscriptions to the shares of the capital stock of the Corporation to be opened at such time and place as he or they determined; when such subscriptions had been obtained in an amount not less than $1,000, such person or persons, or a majority of them, called a meeting of such subscribers for the purpose of designating the incorporators and of electing the first Board of Directors; the incorporators so designated are those named in Section 1 of this Article; and the Directors so elected are those named in Section 1 of Article X.

                                   ARTICLE XII

                Provisions for Regulation of Business and Conduct

                            of Affairs of Corporation

         1. The affirmative vote of the holders of at least eighty (80%) per cent of all of the shares of the common stock of the Corporation then outstanding and entitled to vote (or such greater percentage as may be required by law), cast at a meeting of the holders of shares of the common stock called for the purpose of considering and voting upon any of the following proposals, shall be required for the adoption or approval thereof, and unless any such proposal shall be so adopted or approved, the Corporation shall not be empowered to proceed with or take any action with respect to any such proposal:

                  (a) Any proposal to amend the Articles of Incorporation in any way; (the term Articles of Incorporation means and includes Amended Articles of Incorporation)

                  (b) Any proposal to amend the by-laws of the Corporation as originally adopted by the holders of shares of the common stock;

                  (c) Any proposal for the merger of the Corporation into any other corporation, or for the consolidation of the Corporation into a new corporation, or for the adoption by the shareholders of any proposed agreement of merger or consolidation;

                                                                      Page One-J

                  (d) Any proposal for the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all the fixed assets of the Corporation, for the purpose of terminating and winding up, or changing the nature of its business (such transactions being referred to in Sections 39, 40a, 41 and 73a of "The Indiana General Corporation Act" as a "Special Corporate Transaction");

                     Provided, however, that the foregoing subdivision (d) shall be deemed to apply only to such "Special Corporate Transaction" and not to any other sale, lease, exchange, mortgage, pledge or other disposition of any part of the fixed assets of the Corporation in the regular course of the business of the Corporation; and any other sale, lease, exchange, mortgage, pledge or other disposition of any part of the fixed assets of the Corporation, made in the course of the ordinary business of the Corporation, may be made when authorized by the Board of Directors of the Corporation;

                  (e) Any proposal for the voluntary dissolution of the Corporation;

                  (f) Any proposal to reduce the number of shares of the outstanding common stock of the Corporation, or to redeem or cancel any shares of the outstanding common stock of the Corporation.

         2. If the Articles of Incorporation shall be duly amended, by the affirmative vote of the holders of the required number of shares of the common stock as hereinbefore provided, so as to increase the authorized number of shares of the capital stock of the Corporation, common or preferred, and any such additional shares shall thereupon be offered for sale or subscription, the holders of record of all of the shares of common stock of the Corporation then issued and outstanding shall have the prior and preemptive right to purchase the same pro rata, for cash, at the price fixed and determined by the Board of Directors (or by the amended articles of incorporation authorizing such additional shares) before any such shares shall be authorized for subscription or purchase by others than the holders of the then outstanding shares of the common stock; provided only that the Board of Directors may fix a time within which such preemptive rights shall be exercised, not less than ten days after mailing to each holder of record of the common stock on the effective date of the amendment of said articles of incorporation a notice

                                                                      Page One-K

that such preemptive rights are available and may be exercised within the time specified in such notice.

         3. The exclusive power to make, alter, amend or repeal the by-laws of the Corporation is hereby vested in the holders of shares of the common stock.

         4. The Corporation may enter into contracts or transact business with one or more of its directors, or any corporation in which its directors are shareholders, directors or officers; such contract or transaction shall not be invalidated or affected by the fact that such director or directors have or may have interests therein which are or might be adverse to the interests of the Corporation, and no director having such interests adverse to the Corporation shall be liable to the Corporation or to any shareholder or creditor thereof or to any other person for any loss incurred by reason thereof, nor shall such director be accountable for any gains; provided that such contract or transaction at the time it was entered into shall have been reasonable and upon terms that were fair at the time, and that full disclosure of all of the relevant facts, including the interests of such director, shall have been made to the Board of Directors before any vote is taken on any such proposition.

         5. Any meeting of the shareholders or directors of the Corporation, whether annual, regular or special, may be held either within or without the State of Indiana, and if held within the State of Indiana, need not be held at the principal office of the Corporation.

         6. Each director and officer shall be indemnified by the Corporation against expenses reasonably incurred by him (including but not limited to, counsel fees and settlements out of court in amounts approved by the Board of Directors, but not including any case where in the opinion of counsel for the Corporation the directors and officers affected are liable) in connection with any action, suit or proceeding to which he may be a party by reason of his being or having been a director or officer of the Corporation (whether or not he continues to be a director or officer at the time of incurring such expense), except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable or to have been derelict in the performance of his duty as such director or officer. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law.

                                     Corporate Form No. ( Mar. 1950) -- Page Two

                       2. Effect of the Amended Articles

         The Amended Articles shall supersede and take the place of the heretofore existing Articles of Incorporation of the Corporation.

                                  SUBDIVISION B

                          MANNER OF ADOPTION AND VOTE

                             1. Action by Directors

         The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on September 14, 1953, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amended Articles that the provisions and terms of its entire Articles of Incorporation be amended so as to read as set forth in the Amended Articles, and that the Amended Articles should supersede and take the place of its heretofore existing Articles of Incorporation; and called a meeting of such Shareholders, to be held September 14, 1953, to adopt or reject the Amended Articles. All of such Shareholders waived notice of meeting and consented that it be held on such date.

                            2. Action by Shareholders

         The Shareholders of the Corporation entitled to vote in respect of the Amended Articles, at a meeting thereof, duly called, constituted and held on September 14, 1953, pursuant to waiver of notice and consent signed by all of the Shareholders, at which meeting all of the Shareholders entitled to vote were present in person or by proxy, adopted the Amended Articles by the affirmative votes of 10 shares.

         The number of shares entitled to vote in respect of the Amended Articles, the number of shares voted in favor of the adoption of the Amended Articles, and the number of shares voted against such adoption are as follows:
10 shares were entitled to vote in respect of the Amended Articles;
10 shares voted in favor of the adoption of the Amended Articles, and no shares voted against such adoption.

                      3. Compliance with Legal Requirements

         The manner of the adoption of the Amended Articles, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                  SUBDIVISION C

                  STATEMENT OF CHANGES MADE WITH RESPECT TO THE

                          SHARES HERETOFORE AUTHORIZED

                                                                      Page Two-A

         The Amendments increase the shares heretofore authorized from 1,000 shares of common stock without par value, by the addition of 30,000 shares of preferred stock with the par value of $100 a share.

                                      Corporate Form No.( Mar. 1950)--Page Three

         IN WITNESS WHEREOF, the undersigned officers execute these Amended Articles of Incorporation of the Corporation and certify to the truth of the facts herein stated, this 14th day of September, 1953.

                                                      /s/ J. W. Morgan
                                                    ---------------------
                                                     (Written Signature)

                                                         J. W. Morgan
                                                    ---------------------
                                                      (Printed Signature)

                                                    President of
                                                    Yankeetown Dock Corporation
                                                    ---------------------------
                                                       (Name of Corporation)

                                                    /s/ H. E. Lohmann
                                                    --------------------
                                                    (Written Signature)

                                                      H. E. Lohmann
                                                    -------------------
                                                    (Printed Signature)

                                                    Secretary of
                                                    Yankeetown Dock Corporation
                                                    ---------------------------
                                                       (Name of Corporation)

STATE OF INDIANA}
COUNTY OF Marion} SS:

         I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that_______________ J. W. Morgan, the_______ President, of H. E. Lohmann, the Asst. Secretary of Yankeetown Dock Corporation, the officers executing the foregoing Amended Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

         WITNESS my hand and Notarial Seal this 14th day of September, 1953.

                                                              /s/ Louise Peavey
                                                             -------------------
                                                             (Written Signature)

                                                                Louise Peavey
                                                             -------------------
                                                             (Printed Signature)
                                                                Notary Public

My commission expires June 29, 1957.

__________________________________

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                           YANKEETOWN DOCK CORPORATION

         I, LARRY A. CONRAD, Secretary of the State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemental thereto.

         THE AMENDMENT:
         THE EXACT TEXT OF ARTICLE VI IS AMENDED.

         NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

                                    In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 27th day of June, 1975.

     [SEAL]

                                    ____________________________________________
                                        LARRY A. CONRAD, Secretary of State

                                    By _________________________________________
                                                     Deputy

                           Corporate Form No. 102 (Jan. 1971)--Page One

                           ARTICLES OF AMENDMENT (Amending Individual Articles
                             Only)

                           Prescribed by Larry A. Conrad, Secretary of State of
                             Indiana

                           Use Size 8 1/2 x 11 White Paper for Inserts
                           Filing Requirements -- Present 2 Executed Copies to
                             Secretary of State, Room 155, State House
                             Indianapolis 46204

                           Recording Requirements--Not required. However, if the
                             name of the Corporation is changed by these Articles, a certified Certificates of Amendment must be filed with the County Recorder of every County where the Corporation owns real property in Indiana.

                              ARTICLES OF AMENDMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF

                           YANKEETOWN DOCK CORPORATION

         The undersigned officers of Yankeetown Dock Corporation (hereinafter referred to as the "Corporation") existing pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                    ARTICLE I
                              TEXT OF THE AMENDMENT

         The exact text of Article(s) VI of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

         See four pages attached, numbered

               One-C
               One-D
               One-E
               One-F

                                                                      Page One-C

                                   ARTICLE VI

                             Terms of Capital Stock

         The total number of shares of authorized capital stock of the Corporation is divided into two classes, as follows:

               30,000 shares are preferred stock with a par value
                          of $100 a share, and
                 1,000 shares are common stock without par value.

         The relative rights, preferences, limitations and restrictions of each class of stock are as follows:

         The holders of shares of the preferred stock shall be entitled to receive, in each fiscal year, out of the "net earnings available for dividends" (as hereinafter defined) of the Corporation during the preceding fiscal year, when and as declared by the Board of Directors and before any dividend or other distribution shall be made to the holders of shares of the common stock, an annual dividend determined and computed as follows:

         The term "fiscal year" means the period commencing on the first day of January and terminating on the thirty-first day of December in each year.

         The term "net earnings available for dividends" means the gross income of the Corporation after deducting all expenses of operations (including depreciation), as determined by accepted principles of accounting, less such sums, if any, as the Board of Directors by the unanimous vote of all Directors then in office, shall determine, in their discretion, that it is advisable for the Corporation to retain and set apart in order to provide for working capital, or to meet contingencies, or to equalize dividends, or for such other purposes as the Directors shall deem to be conducive to the best interests of the Corporation.

         Within ninety days after the close of each fiscal year, the Directors shall determine the "net earnings available for dividends", as above defined, for the preceding fiscal year and shall declare the dividend payable therefrom to the holders of shares of the preferred stock. The said

                                                                      Page One-D

dividend shall be declared at the rate of Six Dollars ($6.00) a share and no more, if such net earnings for such fiscal year are sufficient to pay a dividend at such rate (sometimes hereinafter referred to as the "fixed rate"); or if such net earnings are not sufficient in any year to pay the dividend at the said fixed rate, then the dividend shall be declared at such rate as shall be equal to the "net earnings available for dividends" for such fiscal year, and shall be payable pro rata on all of the shares of preferred stock then outstanding.

         The said dividend, at the fixed rate or at a lesser rate as aforesaid, shall be payable to holders of the preferred stock of record as of the close of the said fiscal year, and shall be payable upon the date fixed by the Board of Directors, which date shall be not later than one hundred and twenty (120) days after the close of said fiscal year; provided, however, that the dividend payable upon shares of the preferred stock, as aforesaid, shall not be cumulative, so that if in any fiscal year less than the fixed rate shall have been paid (or if no such dividend shall have been paid), the holders of the preferred stock shall not be entitled to demand or receive in any future fiscal year, or from the net earnings in any fiscal year, any further dividend or payment representing the difference between the fixed rate and the amount actually paid as a dividend in any fiscal year.

         If any shares of the preferred stock are issued within any fiscal year, then the first dividend payable upon such shares shall be such proportion of the annual dividend, determined and computed as aforesaid, as the full number of months since the date of issuance of such shares shall bear to the number of months in the said fiscal year.

         In case of liquidation or dissolution of the Corporation, either voluntary or involuntary, or otherwise upon any distribution of the capital assets of the Corporation, the holders of shares of the preferred stock shall be entitled to receive One Hundred ($100) Dollars a share, and no more, before any distribution or payment shall be made upon or to the holders of, shares of the common stock; and after such payment to the holders of shares of the preferred stock, they shall be entitled to no further share in the assets of the Corporation, but any balance of such assets shall be distributed exclusively among the holders of shares of the common stock.

                                                                      Page One-E

         The holders of shares of the preferred stock shall have no voting power, either for the election of directors or upon any proposal that may be submitted to the vote of shareholders, except as otherwise specifically provided for in The Indiana General Corporation Act, the exclusive voting power, except as aforesaid, being vested exclusively in the holders of shares of the common stock.

         The Corporation reserves and shall have the right at any time and from time to time, to redeem, and call for redemption, all or any part of the shares of preferred stock then outstanding, upon payment to the holders of the shares of preferred stock called for redemption of the sum of One Hundred ($100) Dollars a share (hereinafter referred to as the "redemption price"), upon giving to the holders of the shares of the preferred stock so called for redemption, written notice, (mailed to such holders of shares of preferred stock, addressed to them at their addresses as they shall appear upon the stock register of the Corporation) of its intention to redeem the shares designated in such notice, at the time and place therein designated; and advising the holders of the said shares of the preferred stock to present the certificate therefor, duly endorsed, and surrender the same to the Corporation, at the time and place so designated, as against payment of the redemption price.

         If less than all of the shares of the preferred stock shall be called for redemption at any time, such shares of preferred stock shall be called and redeemed pro rata among all of the holders of shares of the preferred stock.

         The said redemption price of One Hundred ($100) Dollars a share shall be paid upon presentation of and surrender to the Corporation of the certificates representing the shares of the preferred stock so called for redemption, properly endorsed. Shares of preferred stock which have been redeemed shall not be re-issued.

         If any shares of the preferred stock which have been called for redemption are not so presented and surrendered at the time and place fixed in said notice, the holders thereof shall not be entitled to receive any dividends thereafter declared upon, or payable to the holders of, shares of the preferred stock, nor shall they have any further rights as holders of the said shares of the preferred stock, except the right to receive the said redemption price of One Hundred ($100) Dollars a share, without interest, upon presentation of and cancellation of the certificates for the shares called

                                                                      Page One-F

for redemption as aforesaid.

         The Corporation undertakes that so long as any shares of the preferred stock are outstanding it will apply in each fiscal year toward the redemption of shares of the preferred stock, at the said redemption price of One Hundred ($100) Dollars a share, the amount determined by the Board of Directors, in the manner hereinafter set forth, to be available for the purposes of redemption of shares of the preferred stock:

         Within ninety days after the close of each fiscal year the Board will determine the amount of the "net working capital" of the Corporation, meaning thereby the current assets of the Corporation less all liabilities of every kind and nature.

         If at any time the net working capital of the Corporation, determined and computed as aforesaid as at the close of the fiscal year shall exceed the sum of Two Hundred and Fifty Thousand ($250,000) Dollars then (except as hereinafter provided) the excess over the said sum of $250,000 shall be applied by the Corporation, within one hundred and twenty days after the close of the said fiscal year, toward the redemption of the number of shares of the preferred stock which the amount of such excess will suffice to redeem, at the redemption price of One Hundred ($100) Dollars a share; and thereupon the Corporation shall proceed to call for redemption and redeem such number of shares of the preferred stock, pro rata among all of the holders of shares of the preferred stock, in the manner hereinabove set forth, by giving notice of redemption to the holders of the shares of preferred stock so called for redemption, and by making payment of the redemption price upon presentation of and surrender to the Corporation of the certificates representing the shares of the preferred stock so called for redemption, properly endorsed; provided, however, that the Corporation reserves the right at any time to retain and set apart, from the funds which would otherwise be deemed to be available for the redemption of the preferred stock as aforesaid, and to reduce the amount otherwise available for such redemption by such sum or sums as the Board of Directors, by the unanimous vote of all directors then in office, shall determine in their discretion to be advisable to meet contingencies, to provide for capital expenditures, or for such other purposes as the directors shall deem to be conducive to the best interests of the Corporation.

                                    Corporate Form No. 102 (Jan. 1971)--Page Two
                                    Prescribed by Larry A. Conrad, Secretary of
                                    State of Indiana

                                   ARTICLE II
                           MANNER OF ADOPTION AND VOTE

         Section 1. Action by Directors (select appropriate paragraph).

         (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on______________________, 19 __________, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect the Amendments that the provisions and terms of Article __________ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held ___________________ , 19 ___ , to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

         (b) By written consent executed on June 6, 1975, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Articles of its Articles of Incorporation be amended so as to read as set forth in the Amendments.

         Section 2. Action by Shareholders (select appropriate paragraph).

         (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on _________________ , 19 __________ , at which ___________________________________
________________________________________________________________________________
________________________________________________________________________________
were present in person or by proxy, adopted the Amendments.

         The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

         (1)

         (2)

         (3)

                          Corporate Form No. 102 (Jan. 1971)--Page Three Prescribed by Larry A. Conrad, Secretary of State
                            of Indiana

         The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                                           Shares Entitled to Vote as a Class
                               Total         (as listed immediately above)
                               -----          ----------------------------
                                            (1)           (2)           (3)
Shares entitled to vote:    __________   __________    __________   __________

Shares voted in favor:      __________   __________    __________   __________

Shares voted against:       __________   __________    __________   __________

         (b) By written consent executed on June 6, 1975, signed by the holders of 1,000 shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

         Section 3. Compliance with Legal Requirements.

         The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                   ARTICLE III
             STATEMENT OF CHANGES MADE WITH RESPECT TO ANY INCREASE
                 IN THE NUMBER OF SHARES HERETOFORE AUTHORIZED

Aggregate Number of Shares
    Previously Authorized     ___________

Increase                      ___________

Aggregate Number of Shares
    To Be Authorized After Effect of This Amendment    ___________

                                (NO CHANGES MADE)

                                    Corporate Form No. 102 (Jan. 1971--Page Four
                                    Prescribed by Larry A. Conrad, Secretary of
                                    State of Indiana

         IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 6th day of June, 1975.

/s/ W. Hollie Hopper                             /s/ Richard A. Kalaher
-------------------------------                  -------------------------------
    (Written Signature)                              (Written Signature)

W. Hollie Hopper                                 Richard A. Kalaher
-------------------------------                  -------------------------------
    (Printed Signature)                              (Printed Signature)

President of                                     Secretary of

Yankeetown Dock Corporation                      Yankeetown Dock Corporation
-------------------------------                  -------------------------------
    (Name of Corporation)                            (Name of Corporation)

STATE OF INDIANA }
                   SS:
COUNTY OF Marion }

         I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that
W. Hollie Hopper, the _____________________ President, and , Richard A. Kalaher, the _____________________ Secretary of Yankeetown dock Corporation, the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore to the truth of the facts therein stated.

         Witness my hand and Notarial Seal this 13th day of June , 1975

                                                     /s/ Carolyn Mikesell
                                                     ---------------------------
                                                         (Written Signature)

                                                           Carolyn Mikesell
                                                     ---------------------------
                                                         (Printed Signature)

My Commission Expires:                                Notary Public

   May 3, 1978

This instrument was prepared by A. Lucius Hubbard, Attorney at Law,

                                     (Name)

   105 South Meridian Street, Indianapolis, Indiana 46225
--------------------------------------------------------------------------------
    (Number and Street or Building)      (City)       (State)      (Zip Code)

[SEAL OF THE STATE OF INDIANA]

         In Witness Whereof, I have hereunto set my hand and affixed the seal of the state of Indiana, at the City of Indianapolis, this Eighteenth Day of March, 2003

         /s/ Todd Rokita
         -------------------------------
         TODD ROKITA, Secretary of State

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